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                                  EXHIBIT 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-74370.


ARTHUR ANDERSEN LLP


/s/ Arthur Andersen LLP
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Miami, Florida
  March 27, 1997.